Exhibit 24


                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that THE GOLDMAN SACHS GROUP, INC. (the "Company") does hereby make, constitute and appoint each of Bruce A. Albert, Andrea DeMar, Yvette Kosic, Rachel Parrish, Kevin P. Treanor, Michael T. Seeley, and Anthony DeRose, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

     THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

     IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of October 6, 2008.



THE GOLDMAN SACHS GROUP, INC.



By:/s/ Gregory K. Palm
-----------------------------
Name:   Gregory K. Palm
Title:  Executive Vice President and General Counsel

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that GOLDMAN, SACHS & CO. (the "Company") does hereby make, constitute and appoint each of Bruce A. Albert, Andrea DeMar, Yvette Kosic, Rachel Parrish, Kevin P. Treanor, Michael T. Seeley, and Anthony DeRose, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

     THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

     IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of October 6, 2008.



GOLDMAN, SACHS & CO.



By:/s/ Gregory K. Palm
---------------------------
Name: Gregory K. Palm
Title: Managing Director

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that GSCP V COBALT HOLDINGS, LLC (the "Company") does hereby make, constitute and appoint each of Bruce A. Albert, Anthony DeRose, Yvette Kosic, Rachel E. Parrish and Kevin P. Treanor, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in it name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

     THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

     IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of December 10, 2009.



GSCP V COBALT HOLDINGS, LLC

By:  GS CAPITAL PARTNERS V FUND, L.P.,
       its sole member

By:  GSCP V ADVISORS, L.L.C.,
       its general partner


By: /s/ Laurie E. Schmidt
   -----------------------------
   Name:  Laurie E. Schmidt
   Title:  Vice President

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that GSCP VI COBALT HOLDINGS, LLC (the "Company") does hereby make, constitute and appoint each of Bruce A. Albert, Anthony DeRose, Yvette Kosic, Rachel E. Parrish and Kevin P. Treanor, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in it name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

     THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

     IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of December 10, 2009.



GSCP VI COBALT HOLDINGS, LLC

By:  GS CAPITAL PARTNERS VI FUND, L.P.,
       its sole member

By:  GSCP VI ADVISORS, L.L.C.,
       its general partner


By: /s/ Laurie E. Schmidt
   -------------------------------
   Name:  Laurie E. Schmidt
   Title:  Vice President

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that GSCP V OFFSHORE COBALT HOLDINGS, LLC (the "Company") does hereby make, constitute and appoint each of Bruce A. Albert, Anthony DeRose, Yvette Kosic, Rachel E. Parrish and Kevin P. Treanor, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in it name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

     THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

     IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of December 10, 2009.



GSCP V OFFSHORE COBALT HOLDINGS, LLC

By:  GSCP V OFFSHORE COBALT HOLDINGS, L.P.,
       its sole member

By:  GS CAPITAL PARTNERS V OFFSHORE FUND, L.P.,
       its general partner

By:  GSCP V OFFSHORE ADVISORS, L.L.C.,
       its general partner


By: /s/ Laurie E. Schmidt
   ------------------------------
   Name:  Laurie E. Schmidt
   Title:  Vice President

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that GSCP VI OFFSHORE COBALT HOLDINGS, LLC (the "Company") does hereby make, constitute and appoint each of Bruce A. Albert, Anthony DeRose, Yvette Kosic, Rachel E. Parrish and Kevin P. Treanor, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in it name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

     THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

     IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of December 10, 2009.



GSCP VI OFFSHORE COBALT HOLDINGS, LLC

By:  GSCP VI OFFSHORE COBALT HOLDINGS, L.P.,
     its sole member

By:  GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P.,
     its general partner

By:  GSCP VI OFFSHORE ADVISORS, L.L.C.,
     its general partner


By: /s/ Laurie E. Schmidt
   --------------------------------
   Name:  Laurie E. Schmidt
   Title:  Vice President

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that GSCP V GMBH COBALT HOLDINGS, LLC (the "Company") does hereby make, constitute and appoint each of Bruce A. Albert, Anthony DeRose, Yvette Kosic, Rachel E. Parrish and Kevin P. Treanor, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in it name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

     THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

     IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of December 10, 2009.



GSCP V GMBH COBALT HOLDINGS, LLC

By:  GSCP V GmbH Cobalt Holdings, L.P.,
       its sole member

By:  GSCP V GmbH Cobalt Holdings,
       its general partner


By: /s/ Philip Grovit
   ----------------------------
   Name:  Philip Grovit
   Title:  Vice President

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that GSCP VI GMBH COBALT HOLDINGS, LLC (the "Company") does hereby make, constitute and appoint each of Bruce A. Albert, Anthony DeRose, Yvette Kosic, Rachel E. Parrish and Kevin P. Treanor, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in it name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

     THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

     IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of December 10, 2009.



GSCP VI GMBH COBALT HOLDINGS, LLC

By:  GSCP VI GmbH Cobalt Holdings, L.P.,
       its sole member

By:  GSCP VI GmbH Cobalt Holdings,
       its general partner


By: /s/ Philip Grovit
   ---------------------------
   Name:  Philip Grovit
   Title:  Vice President

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that GSCP V OFFSHORE COBALT HOLDINGS, L.P. (the "Company") does hereby make, constitute and appoint each of Bruce A. Albert, Anthony DeRose, Yvette Kosic, Rachel E. Parrish and Kevin P. Treanor, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in it name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

     THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

     IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of December 10, 2009.



GSCP V OFFSHORE COBALT HOLDINGS, L.P.,

By:  GS CAPITAL PARTNERS V OFFSHORE FUND, L.P.,
       its general partner

By:  GSCP V OFFSHORE ADVISORS, L.L.C.,
       its general partner

By: /s/ Laurie E. Schmidt
   -------------------------------
   Name:  Laurie E. Schmidt
   Title:  Vice President

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that GSCP VI OFFSHORE COBALT HOLDINGS, L.P. (the "Company") does hereby make, constitute and appoint each of Bruce A. Albert, Anthony DeRose, Yvette Kosic, Rachel E. Parrish and Kevin P. Treanor, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in it name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

     THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

     IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of December 10, 2009.


GSCP VI OFFSHORE COBALT HOLDINGS, L.P.,

By:  GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P.,
     its general partner

By:  GSCP VI OFFSHORE ADVISORS, L.L.C.,
     its general partner


By: /s/ Laurie E. Schmidt
   ------------------------------
   Name:  Laurie E. Schmidt
   Title:  Vice President